SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 4, 2005

                           R.H. DONNELLEY CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware               1-07155                13-2740040
(State or other jurisdiction  (Commission   (I.R.S. Employer Identification No.)
     of incorporation)        File Number)

1001 Winstead Drive, Cary NC                                     27513
   (Address of principal                                      (Zip Code)
     executive offices)
                              R.H. DONNELLEY INC.*

             (Exact name of registrant as specified in its charter)

          Delaware              333-59287                36-2467635
(State or other jurisdiction  (Commission   (I.R.S. Employer Identification No.)
     of incorporation)        File Number)

1001 Winstead Drive, Cary NC                                   27513
   (Address of principal                                     (Zip Code)
     executive offices)

       Registrant's telephone number, including area code: (919) 297-1600


         (Former name or former address, if changed since last report.)


*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley
Corporation. R.H. Donnelley Inc. became subject to the filing requirements of
Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 91/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% Senior Notes due 2010 and 10 7/8% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of Section 15 (d) as a result of such Notes. As of January 1, 2005, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 5, 2005, R.H. Donnelley Corporation ("we" or the "Company") announced that it had appointed Mr. Robert A. Gross as Vice President and Controller of the Company, effective January 4, 2005. Mr. Gross succeeds Mr. Thomas D'Orazio, who has decided to leave the Company to pursue other opportunities. A copy of that press release is attached hereto as Exhibit 99.1.

Mr. Gross, age 44, previously served as Vice President - Finance of the Company since September 2004 and, prior to the Company's acquisition of SBC Communication Inc.'s directory publishing business in Illinois and Northwest Indiana in September 2004, had served as Vice President and Chief Financial Officer of The DonTech II Partnership, the Company's 50/50 perpetual partnership with SBC since December 1997. Mr. Gross joined DonTech in October 1992 as Manager of Budgets & Strategic Planning and was appointed Controller of DonTech in March 1993. Mr. Gross beneficially owns 10,968 shares of our Common Stock.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           R.H. Donnelley Corporation

                                    By:    /s/ Robert J. Bush
                                           -------------------------------------
                                           Robert J. Bush
                                           Vice President, General Counsel
                                               & Corporate Secretary

                                           R.H. Donnelley Inc.

                                    By:    /s/ Robert J. Bush
                                           -------------------------------------
                                           Robert J. Bush
                                           Vice President, General Counsel
                                               & Corporate Secretary

DATE: January 5, 2005